Exhibit 99.1

Markel Corporation
Segment Results
(unaudited)

Reconciliation of Segment Profit (Loss) to Net Income to Shareholders

	2013 (1)					2012	2011
(dollars in thousands)	1Q	2Q	3Q	4Q	Total	Total	Total
Segment Profit (Loss):
U.S. Insurance Segment	$33,157	$27,732	$17,098	$60,790	$138,777	$3,443	$60,424
International Insurance Segment	13,160	(5,851)	38,314	5,823	51,446	59,304	(65,821)
Reinsurance Segment	4,845	(41,441)	5,669	(24,623)	(55,550)	26,764	(40,311)
Other Insurance (Discontinued Lines) Segment	526	(3,266)	(41,172)	(13,514)	(57,426)	(21,283)	4,706
Investing Segment	82,534	89,525	97,430	111,036	380,525	313,700	299,533
Total Segment Profit (Loss)	134,222	66,699	117,339	139,512	457,772	381,928	258,531
Other revenues (non-insurance)	161,518	152,124	172,580	200,226	686,448	489,352	317,532
Other expenses (non-insurance)	(144,762)	(133,314)	(150,318)	(184,856)	(613,250)	(432,956)	(275,324)
Amortization of intangible assets	(9,615)	(11,292)	(16,848)	(17,468)	(55,223)	(33,512)	(24,291)
Interest expense	(23,574)	(28,561)	(30,619)	(31,250)	(114,004)	(92,762)	(86,252)
Income tax expense	(28,526)	(16,980)	(25,167)	(7,225)	(77,898)	(53,802)	(41,710)
Net Income	89,263	28,676	66,967	98,939	283,845	258,248	148,486
Net income attributable to noncontrolling interests	(361)	(920)	(1,368)	(175)	(2,824)	(4,863)	(6,460)
Net Income to Shareholders	$88,902	$27,756	$65,599	$98,764	$281,021	$253,385	$142,026

(1) Reflects the acquisition of Alterra Capital Holdings Limited (Alterra) effective May 1, 2013.

Markel Corporation
U.S. Insurance Segment
(unaudited)

	2013 (1)					2012	2011
(dollars in thousands)	1Q	2Q	3Q	4Q	Total	Total	Total
Gross premium volume	$445,264	$611,504	$600,374	$595,597	$2,252,739	$1,595,849	$1,433,736
Net written premiums	401,549	529,595	498,505	486,121	1,915,770	1,418,579	1,294,408

Earned premiums	355,141	418,941	465,775	487,909	1,727,766	1,360,229	1,263,888
Losses and loss adjustment expenses:
Current accident year	(234,671)	(288,427)	(326,941)	(323,219)	(1,173,258)	(984,018)	(925,057)
Prior accident years	62,404	79,911	67,626	88,172	298,113	225,870	253,798
Underwriting, acquisition and insurance expenses:
Prospective adoption of FASB ASU No. 2010-26 (2)	—	—	—	—	—	(31,033)	—
Transaction costs and other acquisition-related expenses (3)	—	(10,490)	(1,640)	(594)	(12,724)	—	—
All other expenses	(150,783)	(173,525)	(182,832)	(190,541)	(697,681)	(571,148)	(532,028)
Underwriting profit (loss)	32,091	26,410	21,988	61,727	142,216	(100)	60,601
Other revenues (insurance)	7,263	3,280	1,402	1,703	13,648	44,968	33,545
Other expenses (insurance)	(6,197)	(1,958)	(6,292)	(2,640)	(17,087)	(41,425)	(33,722)
Segment profit (loss)	$33,157	$27,732	$17,098	$60,790	$138,777	$3,443	$60,424

U.S. GAAP Combined Ratio (4)	91%	94%	95%	87%	92%	100%	95%

Catastrophe losses (5)	—%	—%	—%	—%	—%	4%	2%

(1)	Reflects the acquisition of Alterra effective May 1, 2013.

(2)
Effective January 1, 2012, the Company prospectively adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) No. 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. At December 31, 2011, deferred policy acquisition costs included $43.1 million ($31.0 million in the U.S. Insurance segment) of costs that no longer met the criteria for deferral as of January 1, 2012 and were recognized into income during 2012, consistent with policy terms.

(3)
In connection with the acquisition of Alterra on May 1, 2013, the Company incurred transaction costs of $16.0 million for the year ended December 31, 2013, which primarily consist of due diligence, legal and investment banking costs. Additionally, the Company incurred severance costs of $31.7 million, stay bonuses of $14.8 million and other compensation costs totaling $12.6 million related to the acceleration of certain long-term incentive compensation awards and restricted stock awards that were granted by Alterra prior to the acquisition. Of the $75.1 million total transaction and acquisition-related costs incurred by the Company for the year ended December 31, 2013, $12.7 million were allocated to the U.S. Insurance segment.

(4)
The U.S. GAAP combined ratio is a measure of underwriting performance and represents the relationship of incurred losses, loss adjustment expenses and underwriting, acquisition and insurance expenses to earned premiums.

(5)	Impact of current year events on the U.S. GAAP combined ratio.

Markel Corporation
International Insurance Segment
(unaudited)

	2013 (1)					2012	2011
(dollars in thousands)	1Q	2Q	3Q	4Q	Total	Total	Total
Gross premium volume	$235,875	$310,310	$274,724	$280,190	$1,101,099	$788,092	$729,510
Net written premiums	201,677	244,821	193,419	200,133	840,050	677,344	632,244

Earned premiums	178,192	192,871	224,237	238,684	833,984	672,405	605,360
Losses and loss adjustment expenses:
Current accident year	(120,862)	(142,472)	(140,449)	(184,976)	(588,759)	(492,177)	(499,102)
Prior accident years	23,000	32,500	38,521	36,639	130,660	172,758	76,874
Underwriting, acquisition and insurance expenses:
Prospective adoption of FASB ASU No. 2010-26 (2)	—	—	—	—	—	(10,597)	—
Transaction costs and other acquisition-related expenses (3)	—	(11,820)	(880)	(666)	(13,366)	—	—
All other expenses	(69,774)	(76,441)	(80,735)	(83,342)	(310,292)	(284,182)	(248,953)
Underwriting profit (loss)	10,556	(5,362)	40,694	6,339	52,227	58,207	(65,821)
Other revenues (insurance)	3,962	748	(1,213)	787	4,284	4,964	—
Other expenses (insurance)	(1,358)	(1,237)	(1,167)	(1,303)	(5,065)	(3,867)	—
Segment profit (loss)	$13,160	$(5,851)	$38,314	$5,823	$51,446	$59,304	$(65,821)

U.S. GAAP Combined Ratio (4)	94%	103%	82%	97%	94%	91%	111%

Catastrophe losses (5)	—%	—%	—%	—%	—%	5%	8%
Marine and energy large losses (5)	—%	—%	—%	—%	—%	—%	4%

(1)	Reflects the acquisition of Alterra effective May 1, 2013.

(2)
Effective January 1, 2012, the Company prospectively adopted FASB ASU No. 2010-26. At December 31, 2011, deferred policy acquisition costs included $43.1 million ($10.6 million in the International Insurance segment) of costs that no longer met the criteria for deferral as of January 1, 2012 and were recognized into income during 2012, consistent with policy terms.

(3)
In connection with the acquisition of Alterra on May 1, 2013, the Company incurred transaction costs of $16.0 million for the year ended December 31, 2013, which primarily consist of due diligence, legal and investment banking costs. Additionally, the Company incurred severance costs of $31.7 million, stay bonuses of $14.8 million and other compensation costs totaling $12.6 million related to the acceleration of certain long-term incentive compensation awards and restricted stock awards that were granted by Alterra prior to the acquisition. Of the $75.1 million total transaction and acquisition-related costs incurred by the Company for the year ended December 31, 2013, $13.4 million were allocated to the International Insurance segment.

(4)
The U.S. GAAP combined ratio is a measure of underwriting performance and represents the relationship of incurred losses, loss adjustment expenses and underwriting, acquisition and insurance expenses to earned premiums.

(5)	Impact of current year events on the U.S. GAAP combined ratio.

Markel Corporation
Reinsurance Segment
(unaudited)

	2013 (1)					2012	2011
(dollars in thousands)	1Q	2Q	3Q	4Q	Total	Total	Total
Gross premium volume	$62,140	$179,152	$201,200	$123,856	$566,348	$129,744	$127,874
Net written premiums	59,741	152,850	151,008	117,223	480,822	118,208	115,199

Earned premiums	31,233	172,992	229,712	235,889	669,826	114,499	110,104
Losses and loss adjustment expenses:
Current accident year	(17,205)	(130,789)	(143,293)	(174,098)	(465,385)	(76,875)	(139,832)
Prior accident years	(979)	6,432	3,624	3,861	12,938	21,449	18,967
Underwriting, acquisition and insurance expenses:
Prospective adoption of FASB ASU No. 2010-26 (2)	—	—	—	—	—	(1,463)	—
Transaction costs and other acquisition-related expenses (3)	—	(39,499)	(5,988)	(3,563)	(49,050)	—	—
All other expenses	(8,204)	(51,531)	(79,969)	(89,607)	(229,311)	(30,846)	(29,550)
Underwriting profit (loss)	4,845	(42,395)	4,086	(27,518)	(60,982)	26,764	(40,311)
Other revenues (insurance)	—	954	1,583	2,895	5,432	—	—
Other expenses (insurance)	—	—	—	—	—	—	—
Segment profit (loss)	$4,845	$(41,441)	$5,669	$(24,623)	$(55,550)	$26,764	$(40,311)

U.S. GAAP Combined Ratio (4)	84%	125%	98%	112%	109%	77%	137%

Catastrophe losses (5)	—%	15%	3%	(3)%	4%	13%	72%

(1)	Reflects the acquisition of Alterra effective May 1, 2013.

(2)
Effective January 1, 2012, the Company prospectively adopted FASB ASU No. 2010-26. At December 31, 2011, deferred policy acquisition costs included $43.1 million ($1.5 million in the Reinsurance segment) of costs that no longer met the criteria for deferral as of January 1, 2012 and were recognized into income during 2012, consistent with policy terms.

(3)
In connection with the acquisition of Alterra on May 1, 2013, the Company incurred transaction costs of $16.0 million for the year ended December 31, 2013, which primarily consist of due diligence, legal and investment banking costs. Additionally, the Company incurred severance costs of $31.7 million, stay bonuses of $14.8 million and other compensation costs totaling $12.6 million related to the acceleration of certain long-term incentive compensation awards and restricted stock awards that were granted by Alterra prior to the acquisition. Of the $75.1 million total transaction and acquisition-related costs incurred by the Company for the year ended December 31, 2013, $49.1 million were allocated to the Reinsurance segment.

(4)
The U.S. GAAP combined ratio is a measure of underwriting performance and represents the relationship of incurred losses, loss adjustment expenses and underwriting, acquisition and insurance expenses to earned premiums.

(5)	Impact of current year events on the U.S. GAAP combined ratio.